                                                                   EXHIBIT 10.26

                         AIRPORT LICENSE AND AGREEMENT


       This Airport License and Agreement ("License") is entered into this __________ day of _________, 19___, between the City of Chicago, a municipal corporation and a home rule unit of local government under Sections 1 and 6(a), respectively, of Article VII of the 1970 Constitution of the State of Illinois ("Licensor"), and _______________________________, a corporation duly organized and existing under the laws of the State of _____________________ ("Licensee").

         In consideration of the mutual promises and covenants set forth herein, Licensor and Licensee agree as follows:

         1. Airport Use. Subject to the terms and conditions set forth herein, Licensor grants to Licensee a nonexclusive right to use _______________________________________________________________ ("Airport")
solely for the landing, taking off, flying over, taxiing, loading, and unloading of aircraft operated by Licensee, and any functions incidental thereto. In furtherance thereof, Licensee may be permitted to use such apron and ramp areas for loading and unloading as may be designated by the Commissioner of the Department of Aviation ("Commissioner"). This License shall not enlarge or diminish Licensee's rights regarding any use of other airport facilities to which it may be entitled by virtue of other contractual relationships.

         2. Term. The term of the License shall be for one calendar month, commencing on _______________________________, and continuing for additional periods of one calendar month each, not to exceed a total of three years. The License is revocable at will by the Commissioner, with or without cause, provided the Commissioner first gives Licensee thirty (30) days written notice in accordance with the terms and conditions hereof. Licensee shall provide Licensor with written notice no less than thirty (30) days prior to discontinuance of operations at the Airport.

         3. Fees and Charges. In return for the use of the facilities and for the privileges granted herein, Licensee agrees to pay Licensor the Signatory, Non Party or such other rate for fees and charges at the Airport, identified in Paragraph 1 herein, as may be applicable, without need for notice or demand by Licensor and without deduction or set off.

         No additional charges shall be assessed in the event Licensee's aircraft from the Airport for another destination, and the aircraft, without making a stop at some other airport, is forced to return to and land at the Airport because of meteorological conditions, mechanical or operating causes, or for any similar emergency or precautionary reason.

         4. Monthly Activity Report. Licensee shall furnish to Licensor on or before the 10th day of each month, in such form and detail as may be requested by the Commissioner, a true and accurate report of Licensee's operations at the Airport during the preceding month, setting forth all data necessary to calculate the fees and charges due and owing the City. This report shall include, but shall not necessarily be limited to, Licensee's total number of landings for the month by type of aircraft; the maximum gross certified landing weight of each aircraft; the total number of enplaning and deplaning passengers; and the amount of cargo, freight, and mail loaded and unloaded for such month. Licensor shall certify the report and send it to the Commissioner in care of the Department of Aviation Administrative Office, 20 North Clark, Suite 3000, Chicago, Illinois 60602.

         5. Method of Payment of Fees and Charges. Following receipt of the monthly activity report, Licensor shall transmit to Licensee a statement of the fees and charges incurred by Licensee during the reported month and the fees and charges shall be paid by Licensee no more than fifteen (15) days after the date of the statement. Notwithstanding acceptance by Licensor of any payment made by Licensee, Licensor shall have the right to question the accuracy of Licensee's report, and to audit Licensee's records upon which such reports were based. Licensee agrees to maintain original copies of all such reports for a minimum of three years from the date of creation and to make them readily available at the Department of Aviation Administrative Office, upon reasonable demand therefor by Licensor.

         If Licensee fails to furnish Licensor with the monthly activity report when due, Licensee's landing fee shall be determined by assuming that the total landing weight for such month was 200% of its total landed weight for the highest reported month for which such data is available for Licensee. Any necessary adjustment in such landing fee shall not be calculated by Licensor until an accurate report is delivered to Licensor by Licensee. Resulting surpluses or deficits shall be applied as credits or charges to the statement issued for the next succeeding month.

         Licensee shall make all payments when due at the office of the City Comptroller, Room 501, City Hall, 121 N. LaSalle Street, Chicago, Illinois 60602, or at such other place as may be designated by the Office of the City Comptroller.

         6. Rules and Regulations. Licensee shall comply with all applicable Federal, State, and local government laws, rules, and regulations, including without limitation the rules, regulations, and ordinances of Licensor, which are now or hereafter in effect.

         7. Indemnification. Licensee agrees to indemnify, defend, save, and hold Licensor fully harmless from and against all

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

liabilities, losses, suits, claims, judgments, fines, or demands of every kind and nature (including all reasonable costs for investigation, reasonable attorneys' fees, court costs, and expert's fees) arising from, related to, or caused by Licensee's use of, or occupancy of, or operations at the Airport; provided, however, that Licensee shall not be liable solely and to the extent any injury, damage or loss is caused by the gross negligence of Licensor, its agents, officials, or employees.

         8. Non-Liability of Licensor. Licensor shall not be liable for any acts or omissions of Licensee, or its agents, servants, officials, employees, or independent contractors; or for any conditions resulting from the operations or activities of Licensee, its agents, servants, employees, officials, or independent contractors; or for any loss or damage to any personal property or equipment of Licensee, it agents, servants, employees, officials, or independent contractors.

         9. Insurance. Licensee shall, at its own expense, procure and keep in force at all times during the term of this License, or any renewal thereof, with a company acceptable to Licensor, insurance with such coverages and limits as may be reasonably directed by the Licensor's Risk Manager, but in no event less than that required by the guidelines issued by the Airport Operators Council International ("AOCI"). Licensee shall cause Licensor to be named as an additional insured on all such policies and shall furnish Licensor's Risk Manager with proper certificate evidencing that such insurance is in force. At least thirty (30) days notice must be given to Licensor prior to cancellation of or change in insurance coverage. Licensor reserves the right to change the insurance requirements during the term of the License.

         10. Security. Concurrent with the execution of this License, Licensee shall deposit with the Comptroller of the City of Chicago ("Comptroller") security in such form and amount as may be reasonably requested by Licensor to guarantee Licensee's performance of its obligations hereunder.

         11. Delinquent Fees. There shall be added to all sums due Licensor by way of this License an interest charge of 1/2% of the principal sum for each full calendar month of delinquency, or 18% per annum, computed as simple interest. No interest shall be charged upon that portion of any debt which, in good faith, is in dispute. No interest shall be charged upon any account until payment is thirty (30) days overdue, but interest shall be computed and assessed as of the original due date.

         12. Non-Discrimination Clause. Licensee for itself, its personal representatives, successors in interest, and assigns, does hereby covenant and agree:

         (a) That no person on the grounds of race, creed, color, religion, age, sex, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of its facilities.

         (b) That in the construction of any improvements on, over, or under such facilities and the furnishing of services thereon, no person on the grounds of race, creed, color, religion, age, sex, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination.

         (c) That Licensee shall use the Airport in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Office of the Secretary, Part 21, Subtitle A, Nondiscrimination in Federally-assisted programs of the Department of Transportation, Effectuation of Title VI of the Civil Rights Act of 1964, as may be amended.

         (d) That Licensee shall furnish services on a fair, equal, and not unjustly discriminatory basis to all users thereof and shall charge fair, reasonable, and not unjustly discriminatory prices for each unit of service; provided that Licensee may be allowed to make reasonable and nondiscriminatory discounts, rebates, or other similar types of price reduction to volume purchasers.

         13. Not Exclusive Right. It is hereby agreed that nothing herein contained shall be construed to grant, or authorize the granting of, an exclusive right prohibited by Section 308 of the Federal Aviation Act of 1958, as amended, and Licensor reserves the right to grant to others the privilege and right of conducting any one or all activities of an aeronautical nature.

         14. Notices. Notices shall be in writing and shall be delivered personally or by registered mail, return receipt requested, to the following:

         Licensor:                Commissioner
                                  Department of Aviation
                                  20 North Clark Street
                                  Suite 3000
                                  Chicago, Illinois 60602


         Licensee:
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------



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

or such other place as either party shall in writing designate in the manner provided herein. Notices delivered personally shall be effective upon receipt. Notices delivered by mail shall be effective upon date of mailing.

         15. Operations. Licensee shall be responsible for any and all charges incurred in connection with its operations under this License. Licensee shall further restore and replace any property damaged as a result of Licensee's operations. Licensee shall conduct its operations in a clean, sanitary, and safe manner, and be responsible for any maintenance which is a result of Licensee's operations.

         16. Not assignable. This License is personal and is granted solely to the Licensee identified herein and shall not be assigned to or assumed by any other party.

         17. Certifications. Licensee shall provide Licensor with such proof that Licensor is a validly licensed and certified aircraft operator, that Licensor is authorized to do business and is in good standing in Illinois, and that Licensor is fiscally sound, all as may be reasonably requested by Licensor. Licensee shall further complete such certificates as may be reasonably be requested by Licensor in connection with the execution of public contracts or as may be required by law.

         18. Authority. Execution by Licensor is authorized by ordinance passed by the City Council of the City of Chicago on ________________________ (C.J.P., p. _____________ ). Execution by Licensee is authorized by _____________________________________________________.

         19. Applicable Law. This Agreement shall be deemed to have been made in, and shall be construed in accordance with, the laws of the State of Illinois.

         20. Prior Agreements. This Agreement shall supersede all prior agreements between Licensor and Licensee.

         IN WITNESS WHEREOF, the parties have caused this License to be executed on the date first written above.


Approved:                                  CITY


--------------------------                 ---------------------------------
City Comptroller                           Commissioner
                                           Department of Aviation



APPROVED AS TO FORM AND LEGALITY:



---------------------------
Corporation Counsel.


                                        AIRLINE


                                        --------------------------------
                                        By:
                                            ----------------------------
                                        Title:
                                               -------------------------



Agent in Illinois for Service           ATTEST:
of Notice or Process:
                                        ---------------------------------

Name:                                   By:
     ---------------------------           ------------------------------
                                        Title:
                                               --------------------------
Address:
          -------------------------
          -------------------------
          -------------------------


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

                       [MAP OF CHICAGO MIDWAY AIRPORT]

              [MAP OF CHICAGO MIDWAY AIRPORT TERMINAL BUILDING]

                             CHICAGO MIDWAY AIRPORT

                               FACILITIES LICENSE

                   FOR THE USE OF CITY-CONTROLLED FACILITIES


        This facilities license agreement ("License") is made and entered into this ________________________ day of ____________________________ ,
____________ , by and between the City of Chicago, acting through its Department of Aviation ("City"), and ______________________________________, a
________________________________________________________ ("Airline").


                                    RECITALS


         WHEREAS, Licensor operates an airport known as Chicago Midway Airport ("Airport"), and possesses the power and authority to lease premises and facilities and to grant other rights and privileges with respect thereto; and

         WHEREAS, Licensee desires to use certain space at the Airport, more specifically identified on Exhibit 1, attached hereto and incorporated by reference herein ("Facilities"), in order to conduct operations related to its air transportation business; and

         WHEREAS, Licensor is willing to permit the use of the Facilities, subject to certain terms and conditions;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

         Article I Incorporation of Recitals

         1.01 Incorporation of Recitals

         The recitals set forth above are incorporated by reference as if fully set forth herein.

         Article II Facilities

         2.01 Use of Facilities

         Licensor hereby grants, and Licensee hereby accepts, a License for the use of the Facilities, subject to the terms and conditions of this License, and to all applicable Federal, State, and local laws, regulations, rules, codes, ordinances, and executive orders, solely to conduct operations directly related to its air transportation business and for no other purpose. The use of the Facilities by the Licensee shall be further subject to those procedures and schedules established by the Commissioner of the Department of Aviation ("Commissioner") in his sole discretion. This License shall not be construed to grant Licensee the right to use the Facilities for any purpose which would have been prohibited under the terms and conditions of the Chicago Midway Airport Use Agreement and Facilities Lease authorized by ordinance passed by the City Council of the City of Chicago on August 4, 1993 (C.J.P., p. 36496) ("Use Agreement").

         2.02 Access

         Licensee shall have ready and convenient access to the Facilities, subject to the rules and regulations of the Airport, including, but not limited to, the security and safety rules of the FAA and City. The License is subject to a reservation of rights by Licensor for access to the Facilities for maintenance, repair, and inspection. Licensor shall give Licensee reasonable notice prior to its exercise of such right.

         2.03 Relocation

         If at any time before the termination, by expiration or otherwise, of this License, Licensor desires to change the location of the Facilities, such relocation shall be at the expense of Licensee. Licensor shall give notice to Licensee of Licensor's intent to relocate Licensee thirty (30) days prior to the effective date of the relocation. Such notice shall include a description of the new facilities and the effective date of such relocation. The terms and conditions of this License shall apply to the new premises under such relocation and Exhibit 1 hereto may be revised by the Licensor to show the relocated facilities without need for a formal amendment to this License.

         2.04 Present Condition of the Facilities

         Licensee, by the execution of this License, accepts the Facilities in an "as-is" condition. Licensor makes no warranty, either express or implied, as to the condition of the Facilities or that the Facilities will be suitable for Licensee's purposes or needs.

         2.05 Modifications to Facilities

         (a) Subject to the prior written approval of the Commissioner, Licensee may, from time to time, install equipment and improvements and modify or expand existing facilities or improvements in the Facilities to which it has been granted exclusive use if any. Before entering into any contract for such work, Licensee shall first submit to the Commissioner for prior written approval a construction application together with complete plans and specifications of the proposed work. If requested by the Commissioner, Licensee shall require the contractor to furnish a performance bond and payment bond, approved as to form and substance by the Commissioner. The approval of the construction application and plans and specifications shall not be unreasonably withheld. Licensee shall reimburse the Commissioner for the cost of any professional services needed in connection with the review of the construction plan, promptly upon demand thereof.

         (b) Licensee shall, and shall cause its contractor(s) to, indemnify, hold harmless, and defend City, its officers, agents, and employees against losses (except to the extent such losses are caused by City's negligence), occasioned by death, injury to persons or damage to property, arising out of or in connection with the performance of construction work, against the risk of loss or damage to the construction prior to the completion thereof, and against losses resulting from claims and demands by third persons arising out of the performance of the construction work. Licensee shall provide, or shall require its contractor(s) to provide, liability insurance covering the foregoing, and naming the City as an additional insured. Licensee shall also include in any construction contract such provisions as may reasonably be required by the Commissioner relating to the operation of the contractor at the Airport.

         (c) All work performed by Licensee or its contractor(s), including all workmanship and materials, shall be of acceptable quality and shall be performed in accordance with the plans and specifications approved by the Commissioner. Such work may be inspected by the Commissioner, or the authorized representative of the Commissioner, at any time. Licensee shall reimburse the Commissioner for the reasonable costs of such inspection, promptly upon demand therefor.

         (d) Licensee shall deliver to the Commissioner "as built" drawings of the work performed by it and shall keep such drawings current, showing any changes or modifications made in or to the Facilities.

         (e) Licensee shall discharge when due all obligations to contractors, subcontractors, materialmen, workmen, suppliers, and others for all work performed and for all materials furnished for or on account of Licensee.

         (f) Licensee shall keep the Facilities and the equipment and improvements situated thereon free and clear of any and all liens in any way arising out of the construction, improvement, or use of the Facilities by Licensee; provided, however, that Licensee may in good faith contest the validity of any lien.

         2.06 Utilities

         Licensee shall be responsible for payment of all cost of water, electricity, natural gas, telephone service, and all other utility services in connection with its use of the Facilities, whether furnished by Licensor or purchased by Licensor on behalf of Licensee, or furnished to Licensee by independent contractors.

         2.07 Taxes, Licenses, and Permits

         Licensee shall pay all taxes and obtain all necessary licenses, inspections, permits, certificates or other authorizations needed in connection with its use of the Facilities.

         2.08 Operations

         Licensee shall be responsible for any and all charges incurred in connection with its operations. Licensee shall further restore and replace any property damaged as a result of Licensee's operations. Airline shall conduct its operations in a clean, sanitary, and safe manner, and shall be responsible for any maintenance which is a result of Licensee's operations.

         2.09 Non-assignment

         This License is personal and is granted solely to Licensee and solely for the purposes stated herein. Licensee shall not assign this License to any other party without the written consent of the Commissioner. Any attempted assignment without such consent shall be void and without effect as to the Licensor.

         Article III Duration of License

         3.01 Duration of License

         Licensee understands and agrees that the property interest established by this License is a license, and not a lease, as that term is defined by applicable law, and that the License is revocable at will by the Commissioner, with or without cause, provided the Commissioner first gives Licensee thirty
(30) days written notice in accordance with the terms and conditions hereof. In the event Licensee no longer possesses the necessary licenses, permits, or other authorizations in connection with the use of the Facilities, or its air transportation business, the Commissioner may revoke this License upon ten (10) days notice. The duration of this License shall not exceed three years from the date of issuance.

         3.02 Vacation of Facilities

         In the event Licensee intends to cease operations at the Airport, Licensee shall provide Licensor with written notice no less than thirty (30) days prior to its vacation of the Facilities.

         3.03 Return of Facilities

         (a) Licensee covenants and agrees to yield and deliver peaceably to Licensor possession of the Facilities on the date of the termination, by expiration or otherwise, of this License, promptly and in as good condition as at the issuance of the License, reasonable wear and tear excepted or, if improved, in as good condition as of the completion date of the last improvement made to the Facilities, reasonable wear and tear excepted.

         (b) The personal property owned and placed or installed by Licensee in or on the Facilities shall remain the property of Licensee and must be removed on or before the termination, by expiration or otherwise, of the License, at the Licensee's sole risk and expense. Any damage to the Airport, the structure, the Facilities, or any fixtures or improvements located therein, resulting from such removal shall be paid for by Licensee. Upon the termination, by expiration or otherwise, of this License, Licensee shall have thirty (30) days during which to remove such property; provided, however, Licensor shall have the right to assert such lien or liens against said property as Licensor may by law be permitted. So long as any such property remains in the Facilities, Licensee's obligation to pay any fees shall continue with respect to the Facilities.

         (c) If Licensee's property is not removed as herein provided, Licensee shall be deemed to have waived its rights, if any, under the Forcible Entry and Detainer Act, III. Rev. Stat. Ch. 110, P.9-101, and Licensor may, at its option, deem such property abandoned and keep such property or, after written notice to Licensee and at Licensee's sole risk and expense, remove such property to a public warehouse for deposit, or retain the same in Licensor's possession and after the expiration of thirty (30) days sell the same, with notice and in accordance with applicable law, the proceeds of which shall be applied first to the expenses of such removal and sale, second to any sum owed by Licensee to Licensor, and any balance remaining shall be paid to Licensee.

         Article IV Payment of License Fees

         4.01 Basis of Payment

         (a) If administrative or ticket counter space, Licensee shall pay Licensor for the use of the Facilities a fee calculated by multiplying the amount of square footage comprising the Facilities by 125% of the then current Terminal Rental rate charged signatories to the Use Agreement. This fee will be prorated based upon use if the Facilities have been used on a non-exclusive basis.

         (b) Licensee shall pay Licensor for the use of any Airport equipment on a cost recovery basis.

         (c) If gate or jetway facilities are sued, Licensee shall pay Licensor a fee based on the current "per turn" rate.

         4.02 Place of Payment and Late Fees

         (a) All amounts due from Airline hereunder shall be paid to the City at the Office of the City's Comptroller or at such other place as may be hereafter designated by the City's Comptroller.

         (b) Any amount which is not paid within five (5) days of when due and, if appropriate, invoiced, shall bear interest from its due date at a rate 10% per month.

         (c) Notwithstanding the foregoing, Airline shall not abate, suspend, postpone, setoff, or discontinue any payments of fees payable hereunder.

         4.03 Security Deposit

         Licensee shall provide the City a security deposit equivalent to 60 days of estimated fees.

         Article V Indemnity and Insurance

         5.01 Indemnity

         Licensee agrees to indemnify, defend, save, and hold Licensor fully harmless from and against all liabilities, losses, suits, claims, judgments, fines, or demands of every kind and nature (including all reasonable costs for investigation, reasonable attorneys' fees, court costs, and expert's fees) arising from, related to, or caused by Licensee's use of, or occupancy of, or operations at the Airport; provided, however, that Licensee shall not be liable solely and to the extent any injury, damage or loss is caused by the gross negligence of Licensor, its agents, officials, or employees.

         5.02 Insurance

         Licensee agrees to provide insurance coverage equivalent to that required under Section 13.02 of the Use Agreement.

         Article VI Compliance

         6.01 Compliance with all Laws

         Licensee shall observe and comply with, and shall cause its contractor(s) to observe and comply with, and pay all taxes and obtain all licenses, certificates, and other authorizations required by, all applicable Federal, state, county, and municipal laws, statutes, ordinances, and executive orders, including, but not limited to, those set forth below. Licensee agrees to make a part of and incorporate into this License, by reference or by setting forth at length, at the option of the Licensor, any and all statutes, rules and regulations required pursuant thereto which may now or hereafter be required by any

Federal, state, county, and municipal agency. Further, Licensee shall execute, and shall cause its contractors to execute, a Contractor's Affidavit in the form attached hereto as Exhibit 3.

         Notwithstanding anything herein to the contrary, references herein to a statute or law shall be deemed to be a reference to (i) such statute or law as may be amended from time to time; (ii) all regulations and rules, pertaining to or promulgated pursuant to such statute or law; and (iii) all future statutes, laws, regulations, rules, and executive orders pertaining to the same or similar subject matter.

         a.      Nondiscrimination

                 (1)     Federal Requirements

                 This License involves the use of or access to space on, over or under real property acquired or improved under federal aid programs of the Federal Aviation Administration, and, therefore, involves activity which serves the public. The Licensee, for itself, its personal representative, successors in interest, and assigns, as part of the consideration hereof, does hereby covenant and agree that (i) no person on the grounds of race, creed, color, religion, age, sex or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination in the use of said facilities; or (ii) that no person on the ground of race, creed, color, religion, age, sex, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination in the construction of improvements on, over, or under such land and the furnishing of services thereon; and (iii) that Licensee shall use the Facilities in compliance with all other requirements imposed by or pursuant to regulations of the United States Department of Transportation.

                 The Licensee further agrees to furnish services in the United States in compliance with Federal law and on a fair and not unjustly discriminatory basis, including prices for each unit of service; provided, that the Licensee may be allowed to make reasonable and nondiscriminatory discounts, rebates, or other similar types of price reductions.

                 It shall be an unlawful employment practice for Licensee (i) to fail or refuse to hire or to discharge any individual, or otherwise to discriminate against any individual with respect to his compensation, or the terms, conditions, or privileges of his employment, because of such individual's race, color, religion, sex, age, handicap/disability, or national origin; or
                 (ii) to limit, segregate, or classify his employees or applicants for employment in any way which would deprive or tend to deprive any individual of employment opportunities or otherwise adversely affect his status as an employee, because of such individual's race, color, religion, sex, age, handicap/disability, or national origin.

                 Licensee shall comply with The Civil Rights Act of
                 1964, 42 U.S.C. sec. 2000 et seq. (1981), as amended and the Civil Rights Act of 1991, P.L. 102-166. Attention is called to: Exec. Order No. 11,246, 30 Fed. Reg. 12,319 (1965),
                 reprinted in 42 U.S.C. 2000(e) note, as amended by Exec. Order No. 11,375, 32 Fed. Reg. 14,303 (1967) and by Exec. Order No.
                 12,086, 43 Fed. Reg. 46,501 (1978); Age Discrimination Act, 42
                 U.S.C. sec. 6101-6106 (1981); Rehabilitation Act of 1973, 29
                 U.S.C. sec. 793-794 (1981); Americans with Disabilities Act, 42 U.S.C.; and 41 C.F.R. Part 60 et seq. (1990).

                 (2)     State Requirements

                 Licensee shall comply with the Illinois Human Rights
                 Act, 775 ILCS 5/1-101 et seq., as amended and any rules and regulations promulgated in accordance therewith, including, but not limited to the Equal Employment Opportunity Clause, 5 Ill. Admin. Code Section 750 Appendix A. Furthermore, Licensee shall comply with the Discrimination in Public Contracts Act, 775 ILCS 10/0.01 et seq. (1990), as amended.

                 (3)     Municipal Code Requirements

                 Licensee shall comply with the Chicago Human Rights
                 Ordinance, ch. 2-160, section 2-160-010 et seq. of the Chicago Municipal Code (1990), as amended. Further, Licensee shall furnish and shall cause its contractors to furnish such reports and information as requested by the Chicago Commission on Human Relations.

          (b)    Ethics

          Licensee warrants that no officer, agent or employee of Licensor is employed by Licensee or has a financial interest directly or indirectly in this License or the compensation to be paid hereunder, except as may be permitted in writing by the Board of Ethics established pursuant to be the Municipal Code of Chicago (Chapter 2-156); and that no payment, gratuity or offer of employment shall be made in connection with this License by or on behalf of any contractor or anyone associated therewith, as an inducement for the award of a subcontract or order; and Licensee further acknowledges that any contract entered into, negotiated, or performed in violation of any of the provisions of Chapter 2-156 shall be voidable as to the Licensor.

          (c)    Ineligibility

          Licensee warrants that Licensee and, to the best of its knowledge, its contractors are not in violation of the provisions of
          Section 2-92-320 of Chapter 2-92 of the Municipal Code of Chicago, and in connection therewith, and additionally in connection with the Illinois Criminal Code, 720 ILCS 5/33E as amended, and the Illinois Municipal Code, 65 ILCS 5/11-42.1-1.

          (d)    Inspector General

          Licensee shall cooperate, and shall cause its contractors to cooperate, with the Inspector General in any investigation or hearing undertaken pursuant to Chapter 2-56 of the Municipal Code of Chicago.

          (e)    MacBride Ordinance

          Licensor, through the passage of the MacBride Principles Ordinance, seeks to promote fair and equal employment opportunities and labor practices for religious minorities in Northern Ireland and provide a better working environment for all citizens in Northern Ireland.
          In accordance with Section 2-92-580 of the Municipal Code of Chicago, if Licensee conducts any business Operations in Northern Ireland, it is hereby required that Licensee shall make all reasonable and good faith efforts to conduct any business operations in Northern Ireland in accordance with the MacBride Principles for Northern Ireland as defined in Illinois Public Act 85-1390 (1988 Ill. Laws
          3220).

          (f)    Anti-Scofflaw

                 (1) In accordance with Section 2-92-380 of the Municipal Code of Chicago and in addition to any other rights and remedies (including any of set-off) available to the Licensor under the License or permitted at law or in equity, the Licensor shall be entitled to set off a portion of any amounts due Licensee hereunder in an amount equal to the amount of the fines and penalties for each outstanding parking violation complaint and/or the amount of any debt owed by Licensee to the Licensor. For purposes of this section, "outstanding parking violation complaint" means a parking ticket, notice of parking violation or parking violation complaint on which no payment has been made or appearance filed in the Circuit Court of Cook County within the time specified on the complaint. "Debt" means a specified sum of money owed to the Licensor for which the period granted for payment has expired.

                 (2) Notwithstanding the provisions of subsection 1 above, no such Debt or outstanding parking violation complaint shall be offset from the compensation hereunder if one or more of the following conditions are met:

                 (i) Licensee has entered into an agreement with the Department of Revenue, or other appropriate department, for the payment of all outstanding parking violation complaints and/or debts owed to the Licensor and Licensee is in compliance with the agreement; or

                 (ii) Licensee is contesting liability for or the amount of the debt in a pending administrative or judicial proceeding; or

                 (iii) Licensee has filed a petition in bankruptcy and the debts owed the Licensor are dischargeable in bankruptcy.

         (g)    Security Act

         This License is expressly subject to the Aviation Security Improvement Act of 1990 (P.L. 101-604), the provisions of which are hereby incorporated by reference, including without limitation Sections 105, 109 and 110, and all rules and regulations promulgated thereunder. In the event that Licensee, or any individual employed by Licensee, has
         (i) unescorted access to aircraft located on or at the Licensor's airports; (ii) unescorted access to secured areas; or (iii) capability to allow others to have unescorted access to such aircraft or secured areas, Licensee shall be subject to, and further shall conduct with respect to its contractor(s) and the respective employees of each, such employment investigations, including criminal history record checks, as the Administrator of the Federal Aviation Administration and the Licensor may deem necessary. Further, in the event of any threat to civil aviation, as defined in the Act, Licensee shall promptly report any information in accordance with those regulations promulgated by the Secretary of the United States Department of Transportation and by the Licensor. Finally, in the event this License involves the construction, reconstruction, demolition or alteration of facilities to be located at or on the Licensor's airports, the Licensee shall perform such work in compliance with those guidelines developed by the Licensor and the Federal Aviation Administration with the objective of maximum security enhancement.

         6.02 Compliance with all Rules and Regulations

         (a) Airline shall obey all Airport rules and regulations governing the conduct and operations of the Airport, promulgated from time to time by Licensor, provided, however, that such Airport rules and regulations must not be inconsistent with the rules and regulations or orders of any Federal or State agency having jurisdiction over the Airport. Except in cases of emergency, no such rule or regulation shall be applicable to Licensee unless it has been given fifteen (15) days prior written notice of the adoption thereof.

         (b) Upon written request of Licensee, Licensor shall supply Licensee with a copy of Licensor's current Airport rules and regulations.

         (c) Nothing herein shall be construed to prevent Licensee from contesting in good faith any Airport rule or regulation without being in breach thereof, so long as such contest is diligently commenced and prosecuted by Licensee.

         6.03 Nondisturbance

         Any operations by Licensee or its contractor(s) shall be conducted in an orderly and proper manner and shall not otherwise annoy, disturb, create a hazard, or be offensive to others at the Airport, or interfere with other projects on, or the operations of, the Airport, both landside and airside. Airline shall promptly comply, and shall cause its contractor(s) to comply, with any request from the Commissioner to correct demeanor or conduct. In the event Licensee or its contractor(s) fails to so comply, Commissioner shall have the right to stop any or all operations being performed, until such compliance is achieved, without terminating this License. Licensor shall not be responsible for any expense resulting from such stopping.

         Article VII Notices

         7.01 Notices

         Any notice required pursuant to this License shall be mailed, telexed, telecopied or personally delivered to the respective parties at the following address:

        IF TO LICENSOR:
                        ___________________________
                        ___________________________
                        ___________________________
                        ___________________________





        IF TO LICENSEE:
                        ___________________________
                        ___________________________
                        ___________________________
                        ___________________________




         Except as otherwise expressly provided hereunder, any notice or communication under this License shall be deemed to have been given or made:
(a) if a messenger or courier service is used, when delivered to the addressee; (b) if sent by mail (certified or otherwise), five (5) days after being deposited in the mails, postage prepaid and properly addressed; and
(c) if sent by telex or telecopy, the earlier of (i) actual receipt by addressee and (ii) twenty-four (24) hours after confirmation of transmission.

         Article VIII General Conditions

         8.01 Applicable Law

         This License shall be deemed to have been granted in, and shall be construed in accordance with, the laws of the State of Illinois.

         8.02 Severability

         If any provisions of this License shall be held or deemed to be or shall in fact be inoperative or unenforceable as applied in any particular case in any jurisdiction or in all cases because it conflicts with any other provision or provisions hereof or of any constitution, statute, ordinance, rule of law, or public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstances, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses, or sections contained in this License shall not effect the remaining portions of this License or any part thereof.

         8.03 Amendments

         No changes, amendments, modifications, or discharge of this License, or any part thereof, shall be valid unless in writing and signed by the authorized agent of Licensee and by the Commissioner or his respective successors and assigns.

         8.04 No Personal Liability

         No official, employee, or agent of the City shall be charged personally by Licensee, its officials, employees, agents, or contractors with any liability or expenses of defense or be held personally liable to them under any term or provision of this License, or because of the Licensor's execution or attempted execution.

         8.05 Subordination

         This License shall be subordinate to any and all (i) agreements between the Licensor and the Federal Aviation Administration and (ii) the Use Agreement. The Licensee agrees that it shall not cause the Licensor to violate any obligations of the Licensor to the Federal government in connection with the granting of Federal funds, or in connection with its operation of the Airport.

         8.06 Entire Agreement

         This License, and the exhibits attached hereto and incorporated hereby, shall constitute the entire agreement between the parties and no other warranties, inducements, considerations, promises, or interpretations shall be implied or impressed upon this License that are not expressly addressed herein and therein.

         Article IX Authority

         9.01 City's Authority

         This License is issued pursuant to Section 5.02 of the Use Agreement. Nothing contained in this License shall be construed to grant or authorize the granting of an exclusive right to conduct an Air Transportation Business as prohibited by Section 308(a) of the Federal Aviation Act of 1958, as amended, and the City reserves the right to grant others the privileges and rights of conducting any or all activities of an aeronautical nature.


         9.02 Licensee's Authority

         Execution of this License by Licensee is authorized by corporate resolution, and the signature of each person signing on behalf of Licensee have been made with complete and full authority to commit Licensee to all terms and conditions of this License, including each and every representation, certification, and warranty contained herein, attached hereto and collectively incorporated by reference herein, or as may be required by the terms and conditions hereof.

         9.03 Licensee Airport License and Agreement

         Licensee shall execute and comply with an "Airline License and Agreement," as a condition precedent to the granting of this License.

         IN WITNESS WHEREOF, the parties have caused this License to be executed on the date first written above.


City:                                   Licensee


---------------------------             By:
Commissioner                               -------------------------
Department of Aviation
                                        Name:
                                              ----------------------
                                        Title:
---------------------------                   ----------------------
Comptroller


Approved as to form and legality:       Attest


---------------------------             By:
Corporation Counsel                        -------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------


                                        Licensee's Agent for Service of Process:


                                        ------------------------------
                                        ------------------------------
                                        ------------------------------
                                        ------------------------------

                                    LICENSE


        This license agreement ("License") is made and entered into this _____________ day of ___________________, 1995, by and between the City of
Chicago, acting through its Department of Aviation ("City"), and ______________________, a __________________________________________________
__________________________________________________________________ ("Airline").



                                    RECITALS

         WHEREAS, City owns and operates an airport known as Chicago Midway Airport ("Airport"), and possesses the power and authority to lease premises and facilities and to grant other rights and privileges with respect thereto; and

         WHEREAS, Airline desires to use certain baggage claim devices ("Equipment") and the associated storage areas ("Storage Areas") at the Airport which are owned by the City, as more specifically identified on Exhibit 1, which is attached hereto and incorporated by reference herein ("Facilities"); and

         WHEREAS, City is willing to permit the use of such Facilities, subject to certain terms and conditions;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

         Article I Incorporation of Recitals

         1.01 Incorporation of Recitals

         The recitals set forth above are incorporated by reference as if fully set forth herein.

         Article II Facilities

         2.01 Use of Facilities

         a. City hereby grants, and Airline hereby accepts, a License for the non-exclusive use of the Equipment, subject to the terms and conditions of this License, and to all applicable Federal, State, and local laws, regulations, rules, codes, ordinances, and executive orders.

         City shall designate the usage of such Equipment and shall resolve all disputes among the various airlines which concern the usage of such Equipment.

         b. City hereby grants, and Airline hereby accepts, a License for the use of a Storage Area, as designated by the Commissioner of the Department of Aviation ("Commissioner") subject to the terms and conditions of this License, and to all applicable Federal, State, and local laws, regulations, rules, codes, ordinances, and executive orders.

         2.02 Access

         Airline shall have ready and convenient access to the Facilities, subject to the rules and regulations of Airport, including, but not limited to, the security and safety rules of the FAA and City. The License is subject to a reservation of rights by City for access to the Facilities for maintenance, repair, and inspection. City shall give Airline reasonable notice prior to its exercise of such right.

         2.03 Present Condition of the Facilities

         AIRLINE, BY THE EXECUTION OF THIS LICENSE, ACCEPTS THE FACILITIES IN AN "AS-IS" CONDITION. CITY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE FACILITIES OR THAT THE FACILITIES WILL BE SUITABLE FOR AIRLINE'S PURPOSES OR NEEDS.

         2.04 Operations

         Airline shall be responsible for any and all charges incurred in connection with its operations. Airline shall further restore and replace any property damaged as a result of Airline's operations. Airline shall conduct its operations in a clean, sanitary, and safe manner, and shall be responsible for any maintenance which is a result of Airline's operations.

         2.05 Signage

         Airline is permitted to post one (1) sign on the wall behind the Equipment on which it is operating. All signs must be in compliance with any pertinent standards which have been promulgated by City. Any signs not in compliance with pertinent standards may be removed by City at the sole expense of Airline.

         2.05 Non-assignment

         This License is personal and is granted solely to Airline and solely for the purposes stated herein. Airline shall not assign this License to any other party without the written consent of the Commissioner. Any attempted assignment without such consent shall be void and without effect as to the City.

         Article III Duration of License

         3.01 Duration of License

         The License is revocable at will by the Commissioner, with or without cause, provided the Commissioner first gives Airline thirty (30) days written notice in accordance with the terms and conditions hereof; provided, however, that the term of this License shall be for no more than three (3) years.

         3.02 Cessation of Use

         Airline shall provide City with written notice no less than thirty
(30) days prior to its cessation of use of the Facilities.


         Article IV Payment of License Fees

         4.01 Basis of Payment

         Airline shall pay the City an amount as determined by the City using a joint use formula as follows: 20% of the City's costs of operating such Equipment shall be shared equally among all airlines using the Equipment and 80% of the City's cost of operating such Equipment shall be divided among all airlines

                             [missing page]????

related to, or caused by Airline's use of, or occupancy of, or operations at the Airport; provided, however, that Airline shall not be liable solely and to the extent any injury, damage or loss is caused by the gross negligence of City, its agents, officials, or employees.

         5.02 Insurance

         Airline agrees to provide the insurance coverage as set forth in
Exhibit 2, attached hereto and incorporated by reference herein.


         Article VI Compliance

         6.01 Compliance with all Laws

         Airline shall, and shall cause any contractors to, observe and comply with, and pay all taxes and obtain all licenses, certificates, and other authorizations required by, all applicable Federal, state, county, and municipal laws, statutes, ordinances, and executive orders, including, but not limited to, those set forth below. Airline agrees to make a part of and incorporate into this License, by reference or by setting forth at length, at the option of the City, any and all statutes, rules and regulations required pursuant thereto which may now or hereafter be required by any Federal, state, county, and municipal agency. Further, Airline shall execute and shall cause any contractors to execute, a Contractor's Affidavit in the form attached hereto as Exhibit 3.





         Notwithstanding anything herein to the contrary, references herein to a statute or law shall be deemed to be a reference to (i) such statute or law as may be amended from time to time, (ii) all regulations and rules, pertaining to or promulgated pursuant to such statute or law, and (iii) all future statutes, laws, regulations, rules, and executive orders pertaining to the same or similar subject matter.

a.  Nondiscrimination

    1.   Federal Requirements

    It shall be an unlawful employment practice for Airline (1) to fail or refuse to hire or to discharge any individual, or otherwise to discriminate against any individual with respect to his compensation, or the terms, conditions, or privileges of his employment, because of such individual's race, color, religion, sex, age, handicap\disability or national origin; or
    (2) to limit, segregate, or classify his employees or applicants for employment in any way which would deprive or tend to deprive any individual of employment opportunities or otherwise adversely affect his status as an employee, because of such individual's race, color, religion, sex, age, handicap\disability, or national origin.

    Airline shall comply with The Civil Rights Act of 1964, 42 U.S.C. sec.
    2000 et seq. (1981), as amended and the Civil Rights Act of 1991, P.L.102-166. Attention is called to: Exec. Order No. 11,246, 30 Fed. Reg. 12,319 (1965), reprinted in 42 U.S.C. 2000(e) note, as amended by Exec. Order No. 11,375, 32 Fed. Reg. 14,303 (1967) and by Exec. Order No. 12,086,
    43 Fed. Reg. 46,501 (1978); Age Discrimination Act, 42 U.S.C. sec. 6101-6106 (1981); Rehabilitation Act of 1973, 29 U.S.C. sec. 793-794
    (1981); Americans with Disabilities Act, 42 U.S.C.; and 41 C.F.R. Part 60 et seq. (1990).

    2.   State Requirements

    Airline shall comply with the Illinois Human Rights Act, 775 ILCS
    5/1-101 et seq., as amended and any rules and regulations promulgated in accordance therewith, including, but not limited to the Equal Employment Opportunity Clause, 5 Ill. Admin. Code Section 750 Appendix A. Furthermore, Airline shall comply with the Discrimination in Public Contracts Act, 775 ILCS 10/0.01 et seq. (1990), as amended.

    3.   Municipal Code Requirements

    Airline shall comply with the Chicago Human Rights ordinance, ch. 2-160, section 2-160-010 et seq. of the Chicago Municipal Code (1990), as amended. Further, Airline shall furnish and shall cause each of its contractor(s) to furnish such reports and information as requested by the Chicago Commission on Human Relations.

b.  Ethics

No officer, agent or employee of City is employed by Airline or has a financial interest directly or indirectly in this License or the compensation to be paid hereunder except as may be permitted in writing by the Board of Ethics established pursuant to the Municipal Code of Chicago (Chapter 2-156); and that no payment, gratuity or offer of employment shall be made in connection with this License by or on behalf of any contractors or anyone associated therewith, as an inducement for the award of a subcontract or order; and Airline further acknowledges that any License entered into, negotiated or performed in violation of any of the provisions of Chapter 2-156 shall be voidable as to the city.

c.  Ineligibility

Airline and, to the best of its knowledge, its contractors are not in violation of the provisions of Section 2-92-320 of Chapter 2-92 of the Municipal Code of Chicago, and in connection therewith, and additionally in connection with the Illinois Criminal Code, 720 ILCS 5/33E as amended, and the Illinois Municipal Code, 65 ILCS 5/11-42.1-1.

d.  Inspector General

Airline shall cooperate with the Inspector General in any investigation or hearing undertaken pursuant to Chapter 2-56 of the Chicago Municipal Code. Airline understands and will abide by all provisions of Chapter 2-56 of the Municipal Code of Chicago. All contracts shall inform contractors of the provision and require understanding and compliance herewith.

e.  MacBride Ordinance

City, through the passage of the MacBride Principles Ordinance, seeks to promote fair and equal employment opportunities and labor practices for religious minorities in Northern Ireland and provide a better working environment for all citizens in Northern Ireland.

In accordance with Section 2-92-580 of the Municipal Code of the City of Chicago, if Airline conducts any business operations in Northern Ireland, it is hereby required that Airline shall make all reasonable and good faith efforts to conduct any business operations in Northern Ireland in accordance with the MacBride Principles for Northern Ireland as defined in Illinois Public Act 85-1390 (1988 Ill. Laws 3220).

f.  Anti-Scofflaw

    1. In accordance with Section 2-92-380 of the Municipal Code of Chicago and in addition to any other rights and remedies (including any of set-off) available to the City under the License or permitted at law or in equity, the City shall be entitled to set off a portion of any amounts due Airline hereunder in an amount equal to the amount of the fines and penalties for each outstanding parking violation complaint and/or the amount of any debt owed by Airline to the City. For purposes of this section, "outstanding parking violation complaint" means a parking ticket, notice of parking violation or parking violation complaint on which no payment has been made or appearance filed in the Circuit Court of Cook County within the time specified on the complaint. "Debt" means a specified sum of money owed to the City for which the period granted for payment has expired.

    2. Notwithstanding the provisions of subsection 1 above, no such Debt or outstanding parking violation complaint

                               [missing page]???

         construction reconstruction, demolition or alteration of facilities to be located at or on the City's airports, Airline shall, notwithstanding anything contained in the License, at no additional cost to the City, perform such work in compliance with those guidelines developed by the City and the Federal Aviation Administration with the objective of maximum security enhancement.

         6.02 Compliance with all Rules and Regulations

         (a) Airline shall obey all Airport rules and regulations governing the conduct and operations of the Airport, promulgated from time to time by City, provided, however, that such Airport rules and regulations must not be inconsistent with the rules and regulations or orders of any Federal or State agency having jurisdiction over the Airport. Except in cases of emergency, no such rule or regulation shall be applicable to Airline unless it has been given fifteen (15) days prior written notice of the adoption thereof.

         (b) Upon written request of Airline, City shall supply Airline with a copy of City's current Airport rules and regulations.

         (c) Nothing herein shall be construed to prevent Airline from contesting in good faith any Airport rule or regulation without being in breach thereof, so long as such contest is diligently commenced and prosecuted by Airline.


         Article VII Notices

         7.01 Notices

         Any notice required pursuant to this License shall be mailed, telexed, telecopied or personally delivered to the respective parties at the following address:

         IF TO City:
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------

         IF TO Airline:
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------
                                   ----------------------------------


         Except as otherwise expressly provided hereunder, any notice or communication under this License shall be deemed to have been given or made:
(a) if a messenger or courier service is used, when delivered to the addressee;
(b) if sent by mail (certified or otherwise), five (5) days after being deposited in the mails, postage prepaid and properly addressed; and (c) if sent by telex or telecopy, the earlier of (i) actual receipt by addressee and (ii) twenty-four (24) hours after confirmation of transmission.


          Article VIII General Conditions

         8.01 Applicable Law

         This License shall be deemed to have been granted in, and shall be construed in accordance with, the laws of the State of Illinois.

         8.02 Severability

         If any provisions of this License shall be held or deemed to be or shall in fact be inoperative or unenforceable as applied in any particular case in any jurisdiction or in all cases because it conflicts with any other provision or provisions hereof or of any constitution, statute, ordinance, rule of law, or public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstances, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses, or sections contained in this License shall not effect the remaining portions of this License or any part thereof.


         8.03 Amendments

         No changes, amendments, modifications or discharge of this License, or any part thereof, shall be valid unless in writing

                              [missing page]???

incorporated by reference herein, or as may be required by the terms and conditions hereof.

         IN WITNESS WHEREOF, the parties have caused this License to be executed on the date first written above.


City:                                  Airline


--------------------------             By:
Mayor                                     --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

--------------------------
City Clerk                             Attest

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


---------------------------
Commissioner
Department of Aviation


                                       Airline's Agent for Service of
                                       Process:

---------------------------
Comptroller                            -----------------------------------
                                       -----------------------------------
                                       -----------------------------------
                                       -----------------------------------

Approved as to form and
legality:


-----------------------------
Corporation Counsel

                      Chicago Midway Airport ("Airport")
                            Insurance Requirements


The Airline shall procure and maintain at all times, at the Airline's own expense, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois, covering all operations at Airport, whether performed by the Airline of by subcontractor.

The kinds and amounts of insurance required are as follows:

1.     Workers Compensation and Occupational Disease Insurance

       Workers' Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who are to provide a service at Airport. Such insurance shall include employer's liability coverage with limits of not less than $500,000 each accident or illness.

2.     Commercial liability insurance (Primary and Umbrella)

       Commercial Liability Insurance or equivalent coverage with limits of not less than $100,000,000 per occurrence, combined single limit, for bodily injury, and property damage liability, and personal injury. Products/completed operations, independent contractors, broad form property damage and contractual liability coverages are to be included. The City shall be named as an additional insured.

3.     Automobile Liability Insurance

       When any motor vehicles are used in connection with work to be performed by or on behalf of the Airline, the Airline shall provide Automobile Liability Insurance with limits of not less than $5,000,000 per occurrence combined single limit, for bodily injury and property damage. The City shall be named as an additional insured.

4.     All Risk Property Insurance

       Whenever the Airline has control over any premise, All Risk Property Insurance shall be maintained at replacement cost for such premises and the City shall be named as owner and loss payee.

The Airline will furnish the Commissioner with original Certificates of Insurance evidencing the coverage required to be in force during Airline's operations at Airport. Failure to carry or keep such insurance in force shall constitute a violation of agreements between the City and the Airline. All insurance policies shall provide for sixty (60) days prior written notice to the City prior to the effective date of any change, cancellation or termination of such coverage. The Airline expressly understands and agrees that any insurance coverages and limits furnished by the Airline shall in no way limit the Airline's liabilities and responsibilities specified within the contract documents or by law. The Airline hereby waives its rights of subrogation against the City, including the City's appointed and elected officials, agents and employees.

                       CONTRACT INSURANCE REQUIREMENTS
                                Midway Airport
                     Baggage Claim Devices/Storage Areas




The Airlines shall procure and maintain at all times, at Airlines's own expense, during the term of this Agreement, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois covering all operations under this Contract, whether performed by the Airlines or by subcontractors.

The kinds and amounts of insurance required are as follows:

1)   Worker's Compensation and Occupational Disease Insurance

     Workers Compensation and Occupational Disease Insurance, in statutory amounts, covering all employees who are to provide a service under this Agreement. Employer's liability coverage with limits of not less than $500,000 each accident or illness shall be included.

2)   Commercial Liability Insurance (Primary and Umbrella)

     Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property damage liability. Products/completed operations, independent contractors, broad form property damage and contractual liability coverages are to be included. The City of Chicago is to be named as an additional insured, without resource or right of contribution for any liability arising out of the services to be performed.

3)   Automobile Liability Insurance

     When any motor vehicles are used in connection with services to be performed, the Airlines shall provide Automobile Liability Insurance with limits of not less than $1,000,000 per occurrence combined single limit, for bodily injury and property damage. The City of Chicago is to be named as an additional insured.

The Airlines shall furnish the City of Chicago, Department of Purchases Contracts and Supplies, City Hall, Room 403, 121 North La Salle Street 60502, original Certificates of Insurance evidencing the required coverage to be in force on the date of this Agreement, and Renewal Certificates of Insurance, or such similar evidence, if the coverages have an expiration or renewal date occurring during the term of this Agreement. The Airlines shall submit evidence of insurance on the City of Chicago Insurance Certificate of Coverage Form, (copy attached) prior to awarding the Agreement.

The insurance hereinbefore specified shall be carried until all services required to be performed under the terms of the Agreement is satisfactorily completed. Failure to carry or keep such insurance in force may constitute a violation of the Agreement, and the City maintains the right to terminate the Agreement until proper evidence of insurance is provided.

The insurance shall provide for 60 days prior written notice to be given to the City in the event coverage is substantially changed, canceled, or non-renewed.

The Airlines shall require all subcontractors to carry the insurance required herein, or Airline may provide the coverage for any or all subcontractors, and, if so, the evidence of insurance submitted shall so stipulate.

Airlines expressly understands and agrees that any insurance coverages and limits furnished by Airlines shall in no way limit the Airline's liabilities and responsibilities specified within the contract documents or by law.

Any and all deductibles shall be borne by the Airlines.

                       SAMPLE FORM OF LETTER OF CREDIT


                           Issuing Bank Letterhead
               (must be a bank located in the Chicagoland area)

                     Irrevocable Standby Letter of Credit

                      Letter of Credit No.______________
                       Date: ______________, 19________


Department of Aviation
City of Chicago
Chicago O'Hare International Airport
P.O. Box 66142
Chicago, Illinois  60666

Attention:   Commissioner

1. We hereby open in your favor, at the request and for the account of _____________________________________, this irrevocable standby letter of credit in an aggregate amount not to exceed $__________ Dollars, to be available for payment of your drafts drawn at sight on us and accompanied, in the case of each draft, by a written statement purportedly signed by the Commissioner of the Department of Aviation, or his designee, addressed to us stating that: "the amount drawn is equal to the amounts due to the City of Chicago."

2.   Partial and multiple drawings are permitted.

3. This credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by any document, instrument or agreement referred to herein, or in which this credit is referred to, or to which this credit relates; and no such reference shall be deemed to incorporate herein by reference any such document, instrument or agreement. The Account Party is not the owner or beneficiary under this Letter of Credit and possesses no interest whatsoever in this Letter of Credit or its proceeds. Further, this Letter of Credit shall not be affected by any bankruptcy or other insolvency proceeding initiated by or against the Account Party.

     This credit shall expire on ____________, 19______, unless extended as provided herein.

4. It is a condition of this credit that it will be automatically extended without amendment for an additional period of twelve (12) months from the present and each future expiration date, unless, not less than sixty (60) days prior to the then-relevant expiration date, we notify you by Registered Mail that we elect not to extend this credit for any additional period.
     Upon receipt of such a notification you may draw your sight draft on us prior to the then-relevant expiration date for the unused balance of this credit, which shall be accompanied by your signed written statement that you received notification of our election not to extend. At time of notice to Beneficiary, the Account Party shall also be notified by Registered Mail.

     Drafts must be marked "Drawn under Irrevocable Standby Letter of Credit No. ____________."

5. We hereby agree to honor each draft drawn under and in compliance with the terms of this credit if duly presented at our offices at _______________________________________ on or before the close of business on the expiration date.

6. This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, 1993 revision, ("IUCP") and to the Uniform Commercial Code - Letters of Credit, 810 ILCS 5-101 et seg., as amended ("UCC"). To the extent that the provision of the IUCP and UCC conflict, the provision of the UCC shall govern.


By: ___________________________  Attest: ___________________________

Name: _________________________  Name: _____________________________

Title: ________________________  Title: ____________________________


Subscribed and sworn to before me this _______ day of _______, 19____.


Notary Public: _________________________

          (Seal)

The Airlines and each subcontractor agree that insurer shall waive their rights of subrogation against the City of Chicago.

The Airlines expressly understands and agrees that any insurance maintained by the City of Chicago shall apply in excess of and not contribute with insurance provided by the Airlines under the Agreement.

If Airlines, or its subcontractors desire additional coverage, higher limits of liability, or other modifications for its own protection, the Airlines and each of its subcontractors, shall be responsible for the acquisition and cost of such additional protection.

The City of Chicago maintains the right to modify, delete, alter or change these requirements.

Calculation of Security Deposit Requirement                     05-Mar-96
Air South
Chicago Midway Airport
                                                                SECURITY
                                                 ANNUAL       REQUIREMENT
             ITEM                 QUANTITY        RATE         (2 MONTHS)
=============================     ==========   ============   ============
Ramp Area                                0           $2.90             $0
                                        SF
Ticket Counter                           0          $61.61             $0
                                        SF
Ticket Counter Office                    0          $61.61             $0
                                        SF
Bag Make-up                              0          $61.61             $0
                                        SF
Concourse Ops/Office                     0          $61.61             $0
                                        SF
Concourse Holdroom                       0          $61.61             $0
                                        SF
Gate Usage - Per Turn Charges          730         $150.00        $18,287
                                      Turns
Bag Claim Use                     Pro rata      $1,219,431         $2,036
                                  estimate:           1.00%
                                                              -----------
   SUBTOTAL (FACILITIES)                                          $20,323



                                  ESTIMATED                  SECURITY
                                  ANNUAL      ANNUAL         REQUIREMENT
             ITEM                 QUANTITY    RATE           (2 MONTHS)
=============================     ==========  =============  =============
Passenger Facility Charge Collecti   44,530          $3.00        $22,310
                                                             -------------
   SUBTOTAL (PFC COLLECTION)                                      $22,310






           AIRCRAFT                          EST ANNUAL  SECURITY
           MGLW     WEEKLY  ANNUAL  ANNUAL   LANDING FEE REQUIREMENT
AIRCRAFT   (X1,000) FLIGHTS FLIGHTS WEIGHT       $2.300  (2 MONTHS)
========== ======== ======= ======= ======== =========== ===========

737-200    103.000      14     730   75,190    $172,937     $28,880
                                                          ----------
     SUBTOTAL (LANDING FEES)   730                          $28,800
                                                          ==========
GRAND TOTAL                                                 $71,513

                            CONTRACTOR'S AFFIDAVIT




   SPECIFICATION NUMBER: ____________________________

   Bidder/Proposer Name:    ____________________________
   Bidder/Proposer Address: ____________________________
                            ____________________________
                            ____________________________

   Federal Employer I.D.#___________________ or Social Security#_______________


   Instructions: FOR USE WITH A NON-BID, NON-PROFESSIONAL SERVICES CONTRACT
                 FUNDED BY CITY, STATE OR FEDERAL FUNDS EXCEPT USDOT FUNDS. Every Contractor submitting a bid/proposal to the City of Chicago must complete this Contractor Affidavit. Special attention should be paid to Sections I (p.1 to 4), II (p.4), IIIC (p.6), IV (p.8) and VII (p.10) which require the contractor to provide certain information to the City. The Contractor should complete this Contractor's Affidavit by signing Section IX (p.10). Please note that in the event the Contractor is a joint venture, the joint venture and each of the joint venture partners must submit a completed Contractor's Affidavit. In the event that the Contractor is unable to certify to any of the statements contained herein, Contractor must contact the Department of Purchases, Contracts and Supplies for the City of Chicago and provide a detailed factual explanation of the circumstances leading to the Contractor's inability to so certify.


   The undersigned___________________________, as____________________________
                         (Name)                            (Title)
   and on behalf of__________________________ ("Contractor") having been duly
                      (Business Name)
   sworn under oath certifies that:


I. DISCLOSURE OF OWNERSHIP INTERESTS

   Pursuant to Chapter 2-92-010, 2-92-020 and 2-92-030 of the Municipal
   Code of the City of Chicago, a bidders/proposers shall provide the following information with their bid/proposal. If the question is not applicable answer with "NA." If the answer is none, please answer "none."


   Bidder/Proposer is a:  [ ] Corporation        [ ] Sole Proprietor
   (Check One)            [ ] Partnership        [ ] Not-for-Profit-Corporation
                          [ ] Joint Venture      [ ] Other

                      SECTION 1. FOR PROFIT CORPORATIONS


a.  Incorporated in the State of _____________________________________
b.  Authorized to do business in the State of Illinois YES [ ]  NO [ ]
c. Names of all officers of corporation (or Attach List): Names of all directors of corporation (or Attach List):

  Name(Print or Type)     Title(Print or Type)     Name(Print or Type)      Title(Print or Type)
 _____________________  _______________________  _______________________  _________________________

 _____________________  _______________________  _______________________  _________________________

 _____________________  _______________________  _______________________  _________________________

 _____________________  _______________________  _______________________  _________________________

d. If the corporation has fewer than 100 shareholders indicate here or attach a list of names and addresses of all shareholders and the percentage interest of each.

       Name(Print or Type)           Address            Ownership Interest

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%


e. Is the corporation owned partially or completely by one or more other Corporations? YES [ ] NO [ ]

    If "yes," provide the above information, as applicable, for each of said corporations.

f. If the corporation has 100 or more shareholders, indicate here or attach a list of names and addresses of all shareholders owning shares equal to or in excess of 10% of the proportionate ownership of the corporation and indicate the percentage interest of each.

       Name(Print or Type)           Address            Ownership Interest

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%

    ________________________    __________________    _______________________%


    NOTE: Generally, with corporations having 100 or more shareholders where no shareholder owns 10% of the shares, the requirements of this Section 1 would be satisfied by the bidder/proposer enclosing with this bid/proposal, a copy of the corporation's latest published annual report and/or Form 10-K the information is contained therein.

                           SECTION 2. PARTNERSHIPS


If the bidder/proposer is a partnership, indicate the name of each partner and the percentage of interest of each therein:

               Names of Partners(Print or Type)      Percentage Interest

               ________________________________      __________________%

               ________________________________      __________________%

               ________________________________      __________________%

               ________________________________      __________________%


                       SECTION 3. SOLE PROPRIETORSHIPS


a. The bidder/proposer is a sole proprietor and is not acting in any representative capacity in behalf of beneficiary:

        YES[ ]  NO[ ] If NO, complete items b. and c. of this Section 3.

b. If the sole proprietorship is held by an agent(s) or a nominee(s), indicate the principal(s) for whom the agent nominee hold such interest.


                   Names(s) of Principal(s) (Print or Type)

          _________________________________________________________

          _________________________________________________________

          _________________________________________________________

          _________________________________________________________

c. If the interest of a spouse or any other party is constructively controlled by another person or legal entity state the name and address of such person or entity possessing such control and the relationship under with such control is being or may be exercised:

           ________________________________________________________

           ________________________________________________________


       SECTION 4. LAND TRUSTS, BUSINESS TRUST, ESTATES & OTHER ENTITIES

If the bidder/proposer is a land trust, business trust, estate or other similar commercial or legal entity, identify any representative, person or entity holding legal title as well as each beneficiary in whose behalf title is held including the name, address and percentage of interest of each beneficiary.

           ________________________________________________________

           ________________________________________________________

                    SECTION 5. NOT-FOR-PROFIT CORPORATIONS




a.  Incorporated in the State of _____________________________________________
b.  Authorized to do business in the State of Illinois YES [ ] NO [ ]
c. Names of all officers of corporation (or Attach List): Names of all directors of corporation (or Attach List):

       Names(Print or Type)    Title(Print or Type)     Name(Print or Type)    Title(Print or Type)

      _____________________    ____________________    ____________________    ____________________

      _____________________    ____________________    ____________________    ____________________

      _____________________    ____________________    ____________________    ____________________

      _____________________    ____________________    ____________________    ____________________


    NOTE: Pursuant to Chapter 2-154, Section 2-154-030 of the Municipal Code of the City of Chicago, the Corporation Counsel may require any such additional information from any entity to achieve full disclosure relevant to the contract. Further, pursuant to Chapter 2-154, Section 2-154-020, any material change in the information required above must be provided by supplementing this statement at any time up to the time the Purchasing
    Agent takes action on the contract or other action requested of the Purchasing Agent.

II. AFFIDAVIT OF LOCAL BUSINESS

    "LOCAL BUSINESS" means a business located within the corporate limits of the City of Chicago, which has the majority of its regular, full-time work force located within the City, and which is subject to City Taxes.

    Joint Ventures: For purposes of establishing a firm's eligibility for two percent (2%) local business preference (allowed by the specification), each partner must complete a separate affidavit. A Joint Venture is a "Local Business" only if at least fifty percent (50%) interest in the venture is held by "Local Businesses."

    1) Is bidder/proposer a "Local Business" as defined above?
       Yes:_________ No:________

    2) How many persons are currently employed by bidder/proposer?__________

    3) Does bidder/proposer have business locations outside of City of Chicago? Yes:_________ No:________

       If yes, list such bidder/proposer business addresses:

       ___________________________________________________________

       ___________________________________________________________

       ___________________________________________________________
       (Attach Additional Sheets if Necessary)

    4) How many of bidder/proposer's current employees work at City of Chicago locations?________

    5) Is bidder/proposer subject to City of Chicago taxes (including the Head
       Tax)?

       Yes:_________ No:________

III. CONTRACTOR CERTIFICATION

     A. CONTRACTOR

        1. The Contractor or any subcontractor to be used in the performance of this contract, or any affiliated entity of the Contractor or any such subcontractor, or any responsible official thereof, or any other official, agent, employee of the Contractor, any such subcontractor or any such affiliated entity(1), acting pursuant to the direction or authorization of a responsible official thereof has not, during a period of 3 years prior to the day of execution of this certification or if a subcontractor or subcontractor's affiliated entity(1) during a period of years prior to the date of award of the subcontract:

            a. Bribed or attempted to bride, or been convicted of bribery or attempting to bribe a public officer or employee of the City of Chicago, the State of Illinois, any agency of the federal government or any state or local government in the United States (if an officer or employee, in that officer's or employee's official capacity); or

            b. Agreed or colluded, or been convicted of agreement or collusion among bidders or prospective bidders restraint of freedom of competition by agreement to bid a fixed price or otherwise; or

            c.  Made an admission of guilt of such conduct described in 1(a) and
                (b) above which is a matter of record but has not been prosecuted for such conduct.

        2. The Contractor or any agent, partner, employee or officer of the Contractor is not barred from contracting with any unit of state or local government as a result of engaging in or being convicted of bid-rigging(3) violation of Section 3 of Article 33E of the Illinois Criminal Code of 1961, as amended (Ill. Rev. Stat., 19 Chapter 38, Section 33E-3) or any similar offense of any state or the United States which contains the same elements as the offense of bid-rigging(3) during a period of five years prior to the date of submittal of this bid proposal or response. (2)

        3. The Contractor or any agent, partner, employee, or officer of the Contractor is not barred from contracting with any unit of state or local government as a result of engaging in or being convicted of bid-rotating(4) violation of Section 4 of Article 33E of the Illinois Criminal Code of 1961, as amended (Ill. Rev. Stat., 19 , Chapter 38, Section 33E-4) or any similar offense of any state or
            the United States which contains the same elements as the   offense
            of bid-rotating(4).

        4. The Contractor understands and will abide by all provisions of Chapter 2-56 of the Municipal Code Chicago entitled "Office of Inspector General".

     B. SUBCONTRACTOR

        1. The Contractor has obtained from all subcontractors to be used in the performance of this contract, known by the Contractor at this time, certifications in form and substance equal to Section I of this certification. Based on such certification(s) and any other information known or obtained by the Contractor, the Contractor is not aware of any such subcontractor, subcontractor's affiliated entity(1), or any agent, partner, employee or officer of such subcontractor or subcontractor's affiliated entity(1) having engaged in or been convicted of: (a) any of the conduct described in Section III.A.1 (a) or (b) of this certification, (b) bid-rigging(3), bid rotating(4), or any similar offense of any state or the United States which contains the same elements as bid-rigging and bid-rotating, or having made an admission of guilt of the conduct described in Section III.A.1 (a) or (b) which is a matter of record but has/have not been prosecuted for such conduct.

            c. Are not presently indicated for or otherwise criminally or civilly charged by a governmental entity (Federal, State or Local) with commission of any of the offense enumerated in paragraph (D)(1)(a) above and

            d. Have not within a three-year period preceding this Agreement had one or more public transaction (Federal, State or Local) terminated for cause or default.

        2. If the Contractor is unable to certify to any of the statements in this Certification, Contractor shall attach explanation to this Certification.

        3. If any subcontractors are to be used in the performance of this Agreement, Contractor shall cause such subcontractors to certify as to paragraph (D)(1) of this Certification. In the event than any subcontractor is unable to certify to any of the statements in this Certification, such subcontractor shall attach an explanation to this Certification.

    E.  ANTI-COLLUSION

        The Contractor, its agent, officers or employees have not directly or indirectly entered into any agreement participated in any collusion, or otherwise taken any action in restraint of free competitive bidding connection with this proposal. Failure to submit this statement as part of the bid proposal will make the bid nonresponsive and not eligible for award consideration.

    F.  PUNISHMENT

        A Contractor who makes a false statement, material to Section III (A)
        (2) of this certification commits a class felony. Ill. Rev. Stat. 1989, Chapt. 38, 33E-11(B). Making a false statement concerning
        Section III of the certification is a Class A misdemeanor, voids the contract and allows the municipality to recover all amounts paid to the contract under the contract in a civil action. Ill. Rev. Stat. Ch.24, 11-42.1-1.


             Notes 1-5 for Section III, Contractor Certification


1. In accordance with Chapter 2-92, Section 2-92-320 of the City of Chicago Municipal Code, the Contractor or subcontractor shall be chargeable with the conduct of an affiliated entity. Business entities are affiliated if, directly or indirectly, one controls or has the power to control the other, or if a third person control or has the power to control both entities. Indicia of control include without limitation: interlocking management or ownership identity of interests among family members; shared facilities and equipment; common use of employees; or organization of a business entity following the ineligibility of a business entity under Chapter 2-92 Section 2-92-320 of the City of Chicago Municipal Code using substantially the same management, ownership or principals as the ineligible entity.

2. No corporation shall be barred from contracting with any unit of State or local government as a result of conviction, under either Section 33E-3 or
Section 33E-4 of Article 33 of the State of Illinois Criminal Code of 1961, as amended, or any employee or agent of such corporation if the employee so convicted is no longer employed by the corporation and: (1) it has been finally adjudicated not guilty or (2) if it demonstrates to the governmental entity with which it seeks to contract and that entity finds that the commission of the offense was neither authorized, requested, commanded, nor performed by a director, officer or a high managerial agent in behalf of the corporation as provided in paragraph (2) of subsection (a) of Section 5-4 of the State of Illinois Criminal Code.

3. For purposes of Section IIIA of this certification, a person commits the offense of and engages in bid-rigging when he knowingly agrees with any person who is, or but for such agreement should be, a competitor of such person concerning any bid submitted or not submitted by such person or another to a unit of State or local government when with the intent that the bid submitted or not submitted will result in the award of a contract to such person or another and he either (1) provides such person or receives from another information concerning the price or other material term or terms of the bid which would otherwise not be disclosed to a competitor in an independent noncollusive submission of bids or (2) submits a bid that is of such a price or other material term or terms that he does not intend the bid to be accepted. Ill. Rev. Stat., 1991, Chapt. 38 Section 33E-3.

4. For purposes of Section IIIA of this certification, a person commits the offense of and engages in bid rotating when pursuant to any collusive scheme or agreement with another, he engages in a pattern over time (which, for the purpose hereof, shall include at least 3 contract bids within a period of ten years, the most recent of which occurs after January 1989) of submitting sealed bids to units of State or local government with the intent that the award of such bids rotate or is distributed among, persons or business entities which submit bids on a substantial number of the same contract Ill. Rev. Stat., 1991, Chapt. 38, Section 33E-4.

5. Chapter 24, Section 11-42.1-1 of the Illinois Revised Statutes provides that a municipality may not enter into a contract agreement with an individual or other entity that is delinquent in the payment of any tax administered by the Illinois Department of Revenue unless the contracting party is contesting, in accordance with the procedures established by the appropriate Revenue Act its liability for the tax or the amount of the tax or unless the contracting party has entered in an agreement to pay the tax and is in compliance with the Agreement. Notwithstanding the above, the municipality may enter into the contract if the contracting authority for the municipality determines that:

    (1) the contract is for good or services vital to the public health, safety, or welfare; and
    (2) the municipality is unable to acquire the goods or services at a comparable price and of comparable quality from other sources.


IV. ANTI-APARTHEID

    Contractor certifies that the terms used in this Certification are defined in the Anti-Apartheid Ordinance and the regulations issued thereunder, and have the same meanings in this affidavit as in the ordinance and regulation. In completing this Section IV, authorized signatory must, if appropriate, place his/her initials in brackets (A) and/or (B) below. If unable to certify as to the statements contained in
    (A) or (B), below, please contact the Department of Purchases, Contracts and Supplies for the City of Chicago.

    A.(___) The Contractor certifies that neither it nor any of its affiliates does business in South Africa or with any public or private entity located in South Africa.

    B.(___) Further, no goods to be provided to the City by the Contractor or by any of its subcontractors under the contract were principally manufactured, produced, assembled, grown or mined in South Africa.

IN THE EVENT THAT THIS CONTRACT IS FUNDED IN WHOLE OR IN PART BY FEDERAL FUND CONTRACTOR SHALL COMPLY WITH SECTIONS V thru VII below.

V.  CERTIFICATION OF RESTRICTION ON LOBBYING

    A. No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the awarding of a Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into a cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal Contract, grant loan, or cooperative agreement.

    B. If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with this Federal contract, grant, loan, cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure Form Report Lobbying," in accordance with its instruction.

    C. The undersigned shall require that the language of this certification be included in the award documents for subawards at all tiers (including subcontracts, subagents, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

    D. This certification is a material representation of fact upon which reliance is placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into the transaction imposed by section 1352, title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and more than $100,000 for each such failure.

VI. CERTIFICATION OF NONSEGREGATED FACILITIES

    A. By submission of this proposal, bidder certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offender agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

    B. "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreating or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

    C. The bidder further agrees that (except where it has obtained identical certifications from proposal subcontractors for specific time periods) it will: 1) Obtain identical certifications from proposed subcontractors before the award of subcontracts exceeding $10,000 under which the subcontractor will be subject to the Equal Opportunity clause;
       2) Retain the certifications in the files; and 3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

    D. NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENTS FOR
       CERTIFICATIONS OF NONSEGREGATED FACILITIES

       A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certifications may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

    NOTE: THE PENALTY FOR MAKING FALSE STATEMENTS IN OFFERS IS PRESCRIBED IN 18 U.S. Code 1001.

VII.  EQUAL EMPLOYMENT OPPORTUNITY

      The Equal Employment Opportunity Regulations of the Secretary of Labor (Volume 33, Federal Register Section 60-1.7(b)(1) require that each prospective contractor or proposed subcontractor submit the following information with his bid, or at the outset of negotiations.

      1. Have you participated in any previous contracts or subcontracts subject to the equal opportunity clause?

         _______    ______
           YES        NO

      2. If answer to #1 is yes, have you filed with the Joint Reporting Committee, the Director of OFCC, any Federal agency, or the former President's Committee on Equal Employment Opportunity, all reports due under applicable filing requirements of these organizations?

         _______    ______
           YES        NO


VIII. INCORPORATION INTO CONTRACT AND COMPLIANCE

      The above certifications shall be part of any contract awarded to the Contractor set forth on page 1 of the Contractor's Affidavit. Further, Contractor shall comply with these certifications during the term of the Contract.

IX.   VERIFICATION

      Under penalty of perjury, I certify that I am authorized to execute this Contractor's Affidavit on behalf of the Contractor set forth on page 1, that I have personal knowledge of all the certifications made herein and that the same are true.


                                ___________________________________________
                                Signature of Authorized Officer

                                ___________________________________________
                                Name of Authorized Officer (Print or Type)

                                ___________________________________________
                                Title

                                ___________________________________________
                                Telephone Number

State of __________

County of _________

Signed and sworn to before me this _______ day of ________________, 19_____ by

________________________________(Name) as___________________ (Title) of

______________________________________________(Contractor.)

                        ______________________________________________
                               Notary Public Signature

City of Chicago
Department of Aviation                                           03/06/96
Chicago Midway Airport
1996 1st Half Rate Structure


                                   Signatory                Non-Signatory
                                ----------------          -----------------


Landing Fee (per 1000 lbs)                 $1.84                     $2.30


Preferential Use Rate (per sqft/annum)    $49.29                    $61.61


Terminal Ramp (per sqft/annum)             $2.32                     $2.90


Baggage Claim Device            80/20 Formula which allocates Rental,
                                Maintenance and Debt Service costs for
                                baggage claim system


                                80% of costs allocation based on deplanements 20% of costs fixed among participating carriers



                                  Air Carrier                Air Commuter
                               (51 Seats or More)         (50 Seats or Less)
                               ------------------         ------------------


Remain Overnights (RON's)                $100.00                    $50.00


Turns (1 Full Gate Operation)            $150.00                    $75.00